UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 15, 2025
_______________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
14221 N. Dallas Parkway, Suite 1100,
Dallas, Texas 75254-2957
(Address of Principal Executive Offices, and Zip Code)
(214) 631-4420
Registrant's Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRN	New York Stock Exchange
NYSE Texas
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On October 15, 2025, Trinity Industries Leasing Company (“TILC”) and Trinity Rail Leasing 2025 LLC (“TRL-2025”), both subsidiaries of Trinity Industries, Inc. (the “Company”), entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with Wells Fargo Securities LLC, ATLAS SP Securities, a division of Apollo Global Securities, LLC, BofA Securities, Inc., Credit Agricole Securities (USA) Inc., Citizens JMP Securities, LLC, PNC Capital Markets LLC, and Regions Securities LLC (the “Initial Purchasers”). The Note Purchase Agreement provides for the issuance and sale to the Initial Purchasers of (i) an aggregate principal amount of $498,580,000 of TRL-2025’s Series 2025-1 Class A Secured Green Standard Railcar Notes (the “Class A Notes”) and (ii) an aggregate principal amount of $36,660,000 of TRL-2025’s Series 2025-1 Class B Secured Green Standard Railcar Notes (the “Class B Notes” and together with the Class A Notes, the “Notes”).
The Class A Notes will bear interest at a fixed rate of 5.09%, will be payable monthly, and will have a stated final maturity date of October 19, 2055. The Class B Notes will bear interest at a fixed rate of 5.30%, will be payable monthly, and will have a stated final maturity date of October 19, 2055. The Initial Purchasers are expected to resell the Notes pursuant to Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation S thereunder.
The Notes will be secured by (among other things) approximately 7,821 railcars and operating leases thereon, which TRL-2025 is purchasing from TILC and from TILC’s affiliates, Trinity Rail Leasing Warehouse Trust and Trinity Rail Leasing 2010 LLC. The Note Purchase Agreement contains customary representations, warranties, covenants, and closing conditions for a transaction of this type. The Note Purchase Agreement also contains provisions pursuant to which TILC and TRL-2025 agree to hold harmless and indemnify the Initial Purchasers against damages under certain circumstances, which are customary for a transaction of this type.
The issuance and sale of the Notes are part of an asset backed securitization which, subject to satisfaction of a variety of customary conditions precedent, is scheduled to close on or about October 28, 2025. The Company can give no assurance that the transaction will close on that date or at all.
The Notes have not been registered under the Securities Act of 1933 or any state securities laws and may not be offered or sold within the United States or to U.S. persons, except to qualified institutional buyers in reliance on the exemption from registration provided by Rule 144A and to certain persons in offshore transactions in reliance on Regulation S under the Securities Act. This filing shall not constitute an offer to sell or a solicitation of an offer to purchase the Notes, or any other securities, and shall not constitute an offer, solicitation, or sale in any state or jurisdiction in which such an offer, solicitation, or sale would be unlawful.
A copy of the Note Purchase Agreement is attached as Exhibit 10.1 and is incorporated by reference. The description of the Note Purchase Agreement contained herein does not purport to be complete and is qualified in its entirety by the full text of the exhibit.
Forward-Looking Statements
Some statements in this Current Report on Form 8-K, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about the Company’s estimates, expectations, beliefs, intentions or strategies for the future, including the expected closing of the issuance of the Notes. The assumptions underlying these forward-looking statements include, but are not limited to, future financial and operating performance, future opportunities and any other statements regarding events or developments that the Company believes or anticipates will or may occur in the future, including the potential impacts of the shutdown of the U.S. government. Forward-looking statements speak only as of the date hereof, and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by federal securities laws. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting the Company’s operations, markets, products, services and prices, and such forward-looking statements are not guarantees of future performance. In particular, the closing of the issuance of the Notes is subject to general market and other conditions, which in turn are subject to a broad range of risks and uncertainties that could affect the Company, and there are no assurances that the closing will be completed when expected or at all. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the most recent fiscal year, as may be revised and updated by the Company’s Quarterly Reports on Form 10-Q, and the Company’s Current Reports on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) - (c) Not applicable.

(d) Exhibits:

NO.	DESCRIPTION
10.1
Note Purchase Agreement dated October 15, 2025, by and among Trinity Rail Leasing 2025 LLC, Trinity Industries Leasing Company, Wells Fargo Securities LLC, ATLAS SP Securities, a division of Apollo Global Securities, LLC, BofA Securities, Inc., Credit Agricole Securities (USA) Inc., Citizens JMP Securities, LLC, PNC Capital Markets LLC, and Regions Securities LLC

101.SCH	Inline XBRL Taxonomy Extension Schema Document (filed electronically herewith).
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document (filed electronically herewith).
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document (filed electronically herewith).
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.

October 20, 2025	By:	/s/ Eric R. Marchetto
Name: Eric R. Marchetto
Title: Executive Vice President and Chief Financial Officer